Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SCVX Corp. (the “Company”) on Form 10-Q for the quarter ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris Ahern, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 13, 2021	/s/ Chris Ahern
	Name:	Chris Ahern
	Title:	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)